Exhibit 99.2

2 SABRA 4Q 2023 SUPPLEMENTAL INFORMATION December 31, 2023 03 COMPANY INFORMATION 04 OVERVIEW 05 PORTFOLIO Triple-Net Portfolio Top 10 Relationships Senior Housing - Managed Portfolio Loans and Other Investments NOI Concentrations Geographic Concentrations - Consolidated Portfolio Triple-Net Lease Expirations 13 INVESTMENTS Summary 14 CAPITALIZATION Overview Indebtedness Debt Maturity Credit Metrics and Ratings 18 FINANCIAL INFORMATION 2024 Outlook Consolidated Financial Statements - Statements of Income (Loss) Consolidated Financial Statements - Balance Sheets Consolidated Financial Statements - Statements of Cash Flows FFO, Normalized FFO, AFFO and Normalized AFFO Components of Net Asset Value (NAV) 26 APPENDIX Disclaimer Reporting Definitions Discussion and Reconciliation of Certain Non-GAAP Financial Measures: CONTENT https://ir.sabrahealth.com/investors/financials/quarterly-results

COMPANY INFORMATION

# SENIOR MANAGEMENT

**Rick Matros**
Chief Executive Officer, President and Chair

**Michael Costa**
Chief Financial Officer, Secretary and Executive Vice President

**Talya Nevo-Hacohen**
Chief Investment Officer, Treasurer and Executive Vice President

**Jessica Flores**
Chief Accounting Officer and Executive Vice President

# BOARD OF DIRECTORS

**Rick Matros**
Chief Executive Officer, President and Chair

**Michael Foster**
Lead Independent Director

**Jeffrey Malehorn**
Director

**Craig Barbarosh**
Director

**Lynne Katzmann**
Director

**Clifton Porter II**
Director

**Katie Cusack**
Director

**Ann Kono**
Director

# CONTACT INFORMATION

**Sabra Health Care REIT, Inc.**
1781 Flight Way
Tustin, CA 92782
888.393.8248
sabrahealth.com

**Transfer Agent**
Equiniti Trust Company, LLC
P.O. Box 500
Newark, NJ 07101
800.937.5449
equiniti.com

3 SABRA 4Q 2023 SUPPLEMENTAL INFORMATION December 31, 2023

SABRA | OVERVIEW

## Financial Metrics

Dollars in thousands, except per share data

| | December 31, 2023 Three Months Ended | December 31, 2023 Year Ended |
|---|---|---|
| Revenues | $ 163,397 | $ 647,514 |
| Net operating income | 115,944 | 462,013 |
| Cash net operating income | 114,085 | 453,163 |
| Diluted per share data: | | |
| EPS | $ 0.07 | $ 0.06 |
| FFO | 0.30 | 1.27 |
| Normalized FFO | 0.32 | 1.30 |
| AFFO | 0.32 | 1.33 |
| Normalized AFFO | 0.33 | 1.33 |
| Dividends per common share | 0.30 | 1.20 |

## Capitalization and Market Facts

| | December 31, 2023 |
|---|---|
| Common shares outstanding | 231.3 million |
| Common equity Market Capitalization | $3.3 billion |
| Consolidated Debt | $2.4 billion |
| Consolidated Enterprise Value | $5.7 billion |
| Common stock closing price | $14.27 |
| Common stock 52-week range | $10.08 - $14.82 |
| Common stock ticker symbol | SBRA |

## Key Credit Metrics (1)

| | December 31, 2023 |
|---|---|
| Net Debt to Adjusted EBITDA | 5.74x |
| Interest Coverage | 4.12x |
| Fixed Charge Coverage Ratio | 4.04x |
| Total Debt/Asset Value | 37 % |
| Secured Debt/Asset Value | 1 % |
| Unencumbered Assets/Unsecured Debt | 267 % |

## Portfolio

Dollars in thousands, units and Cash NOI reflect Sabra's pro rata share

| | As of December 31, 2023 Property Count | Investment | Beds/Units | Three Months Ended December 31, 2023 Cash NOI |
|---|---|---|---|---|
| Investment in Real Estate Properties, gross | | | | |
| Triple-Net Portfolio: | | | | |
| Skilled Nursing/Transitional Care | 241 | $ 3,050,861 | 26,769 | $ 60,859 |
| Senior Housing - Leased | 43 | 573,274 | 3,473 | 10,219 |
| Behavioral Health | 18 | 496,737 | 1,159 | 10,753 |
| Specialty Hospitals and Other | 15 | 225,443 | 392 | 4,650 |
| Total Triple-Net Portfolio | 317 | 4,346,315 | 31,793 | |
| Senior Housing - Managed | 61 | 1,289,485 | 6,041 | 16,067 |
| Consolidated Real Estate Investments | 378 | 5,635,800 | 37,834 | |
| Unconsolidated Joint Venture Senior Housing - Managed | 16 | 207,310 | 1,256 | 2,425 |
| Total Equity Investments | 394 | 5,843,110 | 39,090 | |
| Investments in Loans Receivable, gross (2) | 14 | 362,850 | | |
| Preferred Equity Investments, gross (3) | 5 | 57,849 | | |
| Total Investments | 413 | $ 6,263,809 | | |

***Includes 63 relationships in 39 U.S. states and Canada***

(1) See page 17 of this supplement for important information about these credit metrics.
(2) Our loans receivable investments include one investment which has a right of first offer on six addiction treatment centers with 928 beds.
(3) Our preferred equity investments include investments in entities owning four Senior Housing developments with 544 aggregate units and one Skilled Nursing/Transitional Care development with 120 beds.

4 SABRA 4Q 2023 SUPPLEMENTAL INFORMATION December 31, 2023

SABRA
**PORTFOLIO**
Triple-Net Portfolio

## EBITDARM Coverage [(1)]

| | Twelve Months Ended | | | | |
|---|---|---|---|---|---|
| | September 30, 2022 | December 31, 2022 | March 31, 2023 | June 30, 2023 | September 30, 2023 |
| Skilled Nursing/Transitional Care | 1.77x | 1.63x | 1.65x | 1.68x | 1.78x |
| Senior Housing - Leased | 1.19x | 1.14x | 1.15x | 1.17x | 1.28x |
| Behavioral Health | 1.71x | 1.71x | 1.87x | 1.92x | 1.85x |
| Specialty Hospitals and Other | 6.95x | 6.40x | 6.68x | 6.72x | 7.00x |

## Operating Statistics [(1)]

| | Twelve Months Ended | | | | |
|---|---|---|---|---|---|
| | September 30, 2022 | December 31, 2022 | March 31, 2023 | June 30, 2023 | September 30, 2023 |
| **Occupancy** | | | | | |
| Skilled Nursing/Transitional Care | 73.5 % | 73.7 % | 74.4 % | 75.9 % | 76.4 % |
| Senior Housing - Leased | 84.4 % | 86.4 % | 87.8 % | 88.7 % | 90.0 % |
| Behavioral Health | 84.0 % | 83.5 % | 85.9 % | 83.4 % | 81.1 % |
| Specialty Hospitals and Other | 77.4 % | 76.9 % | 76.5 % | 77.2 % | 79.4 % |
| **Skilled Mix** | | | | | |
| Skilled Nursing/Transitional Care | 34.3 % | 35.0 % | 34.4 % | 34.9 % | 34.6 % |

(1) Occupancy Percentage and Skilled Mix (together, "Operating Statistics") and EBITDARM Coverage for each period presented include only Stabilized Facilities owned by the Company as of the end of the quarter following the period presented and only for the duration such facilities were owned by the Company and classified as Stabilized Facilities.

5 SABRA 4Q 2023 SUPPLEMENTAL INFORMATION December 31, 2023

SABRA
PORTFOLIO
Top 10 Relationships

## Top 10 Relationships

| | | Tenant/Borrower Credit Exposure | | | | Senior Housing - Managed Operator Exposure | |
|---|---|---|---|---|---|---|---|
| | | As of December 31, 2023 | | EBITDARM Coverage Twelve Months Ended [1] | | As of December 31, 2023 | |
| Relationship | Primary Property Type | Number of Sabra Investments | % of Annualized Cash NOI | September 30, 2023 | June 30, 2023 | Number of Sabra Investments | % of Annualized Cash NOI |
| Signature Healthcare | Skilled Nursing | 44 | 9.3 % | 1.40x | 1.30x | — | — |
| The Ensign Group | Skilled Nursing | 31 | 8.2 % | 2.17x | 2.36x | — | — |
| Avamere Family of Companies | Skilled Nursing | 28 | 7.9 % | 1.83x | 1.65x | — | — |
| Signature Behavioral | Behavioral Hospitals | 5 | 7.0 % | 1.41x | 1.44x | — | — |
| Recovery Centers of America | Addiction Treatment | 3 | 5.9 % | N/A | N/A | — | — |
| Holiday AL Holdings LP | Independent Living | — | — | N/A | N/A | 21 | 5.4 % |
| Leo Brown Group | Assisted Living | 5 | 2.9 % | 1.46x | 1.37x | 4 | 2.5 % |
| The McGuire Group | Skilled Nursing | 8 | 3.8 % | 1.50x | 1.33x | — | — |
| CommuniCare | Skilled Nursing | 10 | 3.6 % | 1.75x | 1.78x | — | — |
| Healthmark Group | Skilled Nursing | 16 | 3.5 % | 1.34x | 1.41x | — | — |
| Top 10 relationships | | 150 | 52.1 % | 1.58x | 1.49x | 25 | 7.9 % |
| Remaining 53 relationships | | 186 | 31.8 % | 2.67x | 2.54x | 52 | 8.2 % |
| Total | | 336 | 83.9 % | 2.06x | 1.97x | 77 | 16.1 % |

[1] EBITDARM Coverage is presented for Stabilized Facilities operated by the applicable tenant and is presented one quarter in arrears.

6 SABRA 4Q 2023 SUPPLEMENTAL INFORMATION December 31, 2023

SABRA

PORTFOLIO

Senior Housing - Managed Portfolio

## Operating Performance

Dollars in thousands

| | Three Months Ended | | | | |
|---|---|---|---|---|---|
| | December 31, 2022 | March 31, 2023 | June 30, 2023 | September 30, 2023 | December 31, 2023 |
| **Consolidated Portfolio** | | | | | |
| Number of Properties | 59 | 59 | 61 | 61 | 61 |
| Number of Units | 5,942 | 5,973 | 6,041 | 6,041 | 6,041 |
| Resident fees and services | $ 52,699 | $ 56,721 | $ 58,428 | $ 59,748 | $ 61,256 |
| Cash NOI | $ 13,544 | $ 13,084 | $ 14,464 | $ 15,225 | $ 16,067 |
| Cash NOI Margin % | 25.7 % | 23.1 % | 24.8 % | 25.5 % | 26.2 % |
| **Unconsolidated Portfolio** [1] | | | | | |
| Number of Properties | 15 | 16 | 16 | 16 | 16 |
| Number of Units (Pro Rata) | 1,011 | 1,258 | 1,258 | 1,256 | 1,256 |
| Resident fees and services (Pro Rata) | $ 6,580 | $ 8,831 | $ 9,760 | $ 9,950 | $ 10,007 |
| Cash NOI (Pro Rata) | $ 1,122 | $ 2,026 | $ 2,681 | $ 2,612 | $ 2,425 |
| Cash NOI Margin % | 17.1 % | 22.9 % | 27.5 % | 26.3 % | 24.2 % |

## Same Store Operating Performance [2]

Dollars in thousands, except REVPOR

| | Three Months Ended | | | | |
|---|---|---|---|---|---|
| | December 31, 2022 | March 31, 2023 | June 30, 2023 | September 30, 2023 | December 31, 2023 |
| **Consolidated Portfolio** | | | | | |
| Number of Properties | 51 | 51 | 51 | 51 | 51 |
| Number of Available Units | 5,382 | 5,383 | 5,383 | 5,383 | 5,384 |
| REVPOR | | | | | |
| AL | $ 6,096 | $ 6,202 | $ 6,230 | $ 6,256 | $ 6,365 |
| IL | $ 2,690 | $ 2,723 | $ 2,759 | $ 2,756 | $ 2,773 |
| Total | $ 3,787 | $ 3,849 | $ 3,906 | $ 3,892 | $ 3,940 |
| Occupancy | | | | | |
| AL | 79.5 % | 79.5 % | 80.7 % | 81.1 % | 81.5 % |
| IL | 80.1 % | 79.4 % | 78.3 % | 80.7 % | 81.1 % |
| Total | 79.9 % | 79.4 % | 79.1 % | 80.8 % | 81.2 % |
| Resident fees and services | $ 48,878 | $ 49,368 | $ 49,880 | $ 50,804 | $ 51,687 |
| Cash NOI | $ 12,809 | $ 13,300 | $ 13,372 | $ 14,138 | $ 14,365 |
| Cash NOI Margin % | 26.2 % | 26.9 % | 26.8 % | 27.8 % | 27.8 % |

(1) Excludes the Enlivant unconsolidated joint venture. Sabra withdrew and resigned its membership in the Enlivant Joint Venture effective May 1, 2023.
(2) Same store Senior Housing - Managed portfolio includes Stabilized Facilities owned as the same property type for the full period in all comparison periods. Resident fees and services, Cash NOI and REVPOR have been adjusted for changes in the foreign currency exchange rate where applicable by applying the average exchange rate for the current period to prior period results.

7 SABRA 4Q 2023 SUPPLEMENTAL INFORMATION December 31, 2023

SABRA
PORTFOLIO
Loans and Other Investments

## Loans Receivable and Other Investments

Dollars in thousands

*As of December 31, 2023*

| Loan Type | Number of Loans | Property Type | Principal Balance | Book Value | Weighted Average Contractual Interest Rate | Weighted Average Annualized Effective Interest Rate | Interest Income Three Months Ended December 31, 2023 [(1)] | Maturity Date |
|---|---|---|---|---|---|---|---|---|
| Mortgage | 2 | Behavioral Health | $ 319,000 | $ 319,000 | 7.6 % | 7.6 % | $ 6,111 | 11/01/26 - 01/31/27 |
| Other | 12 | Multiple | 53,873 | 50,440 | 7.7 % | 7.4 % | 940 | 10/01/23 - 05/01/29 |
| | 14 | | 372,873 | 369,440 | 7.7 % | 7.6 % | $ 7,051 | |
| Allowance for loan losses | | | — | (6,665) | | | | |
| | | | $ 372,873 | $ 362,775 | | | | |

| Other Investment Type | Number of Investments | Property Type | Total Funding Commitments | Total Amount Funded | Book Value | Rate of Return | Other Income Three Months Ended December 31, 2023 [(1)] |
|---|---|---|---|---|---|---|---|
| Preferred Equity | 5 | Skilled Nursing / Senior Housing | $ 49,934 | $ 49,934 | $ 57,849 | 11.0 % | $ 1,552 |

(1) Includes income related to loans receivable and other investments held as of December 31, 2023.

8 SABRA 4Q 2023 SUPPLEMENTAL INFORMATION December 31, 2023

SABRA

**PORTFOLIO**

NOI Concentrations [1]

As of December 31, 2023

# RELATIONSHIP CONCENTRATION


Signature Healthcare: 9.3%
The Ensign Group: 8.2%
Avamere Family of Companies: 7.9%
Signature Behavioral: 7.0%
Recovery Centers of America: 5.9%
Managed (No Operator Credit Exposure): 16.1%
Holiday 5.4%
Sienna 3.0%
Other 7.7%
Other: 45.6%

# PROPERTY TYPE CONCENTRATION


Senior Housing - Managed: 16.1%
Behavioral Health: 14.6%
Senior Housing - Leased: 10.3%
Specialty Hospital and Other: 4.1%
Other: 0.8%
Skilled Nursing/Transitional Care: 54.1%

# PAYOR SOURCE CONCENTRATION [2]


Private Pay: 43.7%
Non-Private: 56.3%

(1) Relationship and asset class concentrations include real estate investments and investments in loans receivable and other investments. Relationship concentrations use Annualized Cash NOI, and asset class concentrations use Annualized Cash NOI, as adjusted to reflect Annualized Cash NOI from our mortgage and construction loans receivable and preferred equity investments in the related asset class of the underlying real estate. Payor source concentration excludes Annualized Cash NOI from investments in loans receivable and other investments.

(2) Tenant payor source allocation presented one quarter in arrears.

9 SABRA 4Q 2023 SUPPLEMENTAL INFORMATION December 31, 2023

SABRA

PORTFOLIO

Geographic Concentrations - Consolidated Portfolio

## Property Type

*As of December 31, 2023*

| Location | Skilled Nursing/ Transitional Care | Senior Housing - Leased | Senior Housing - Managed Consolidated | Behavioral Health | Specialty Hospitals and Other | Total | % of Total |
|---|---|---|---|---|---|---|---|
| Texas | 34 | 5 | 5 | — | 13 | 57 | 15.1 % |
| California | 24 | — | 2 | 3 | 1 | 30 | 7.9 |
| Kentucky | 24 | 1 | — | 2 | 1 | 28 | 7.4 |
| Indiana | 14 | 4 | 1 | 2 | — | 21 | 5.6 |
| Oregon | 15 | 1 | 3 | — | — | 19 | 5.0 |
| North Carolina | 13 | — | 2 | — | — | 15 | 4.0 |
| Missouri | 12 | — | 1 | 1 | — | 14 | 3.7 |
| Washington | 12 | — | 2 | — | — | 14 | 3.7 |
| Massachusetts | 12 | — | — | — | — | 12 | 3.2 |
| New York | 9 | — | 1 | — | — | 10 | 2.6 |
| Other (29 states & Canada) | 72 | 32 | 44 | 10 | — | 158 | 41.8 |
| Total | 241 | 43 | 61 | 18 | 15 | 378 | 100.0 % |
| % of Total | 63.7 % | 11.4 % | 16.1 % | 4.8 % | 4.0 % | 100.0 % | |

## Distribution of Beds/Units

*As of December 31, 2023*

| | | Property Type | | | | | | |
|---|---|---|---|---|---|---|---|---|
| Location | Total Number of Properties | Skilled Nursing/ Transitional Care | Senior Housing - Leased | Senior Housing - Managed Consolidated | Behavioral Health | Specialty Hospitals and Other | Total | % of Total |
| Texas | 57 | 4,325 | 470 | 736 | — | 325 | 5,856 | 15.5 % |
| Kentucky | 28 | 2,486 | 142 | — | 172 | 40 | 2,840 | 7.5 |
| California | 30 | 2,058 | — | 160 | 313 | 27 | 2,558 | 6.8 |
| Indiana | 21 | 1,651 | 545 | 169 | 138 | — | 2,503 | 6.6 |
| Oregon | 19 | 1,520 | 215 | 162 | — | — | 1,897 | 5.0 |
| North Carolina | 15 | 1,454 | — | 237 | — | — | 1,691 | 4.5 |
| New York | 10 | 1,566 | — | 107 | — | — | 1,673 | 4.4 |
| Washington | 14 | 1,309 | — | 165 | — | — | 1,474 | 3.9 |
| Massachusetts | 12 | 1,469 | — | — | — | — | 1,469 | 3.9 |
| Virginia | 10 | 894 | 60 | 186 | — | — | 1,140 | 3.0 |
| Other (29 states & Canada) | 162 | 8,037 | 2,041 | 4,119 | 536 | — | 14,733 | 38.9 |
| Total | 378 | 26,769 | 3,473 | 6,041 | 1,159 | 392 | 37,834 | 100.0 % |
| % of Total | | 70.7 % | 9.2 % | 16.0 % | 3.1 % | 1.0 % | 100.0 % | |

10 SABRA 4Q 2023 SUPPLEMENTAL INFORMATION December 31, 2023

SABRA

PORTFOLIO

Geographic Concentrations - Consolidated Portfolio Continued

## Investment

Dollars in thousands

*As of December 31, 2023*

| | | Property Type | | | | | | |
|---|---|---|---|---|---|---|---|---|
| Location | Total Number of Properties | Skilled Nursing/ Transitional Care | Senior Housing - Leased | Senior Housing - Managed Consolidated | Behavioral Health | Specialty Hospitals and Other | Total | % of Total |
| Texas | 57 | $ 347,245 | $ 55,818 | $ 173,043 | $ — | $ 187,387 | $ 763,493 | 13.5 % |
| California | 30 | 435,612 | — | 59,434 | 217,764 | 7,743 | 720,553 | 12.8 |
| Indiana | 21 | 196,544 | 120,197 | 47,861 | 12,155 | — | 376,757 | 6.7 |
| Oregon | 19 | 261,316 | 33,002 | 54,214 | — | — | 348,532 | 6.2 |
| New York | 10 | 298,004 | — | 20,688 | — | — | 318,692 | 5.8 |
| Kentucky | 28 | 244,385 | 23,668 | — | 15,165 | 30,313 | 313,531 | 5.6 |
| Washington | 14 | 158,674 | — | 41,142 | — | — | 199,816 | 3.5 |
| North Carolina | 15 | 124,449 | — | 75,251 | — | — | 199,700 | 3.5 |
| Arizona | 5 | — | 10,348 | 39,656 | 121,757 | — | 171,761 | 3.0 |
| Canada [1] | 9 | — | — | 159,550 | — | — | 159,550 | 2.8 |
| Other (30 states) | 170 | 984,632 | 330,241 | 618,646 | 129,896 | — | 2,063,415 | 36.6 |
| Total | 378 | $ 3,050,861 | $ 573,274 | $ 1,289,485 | $ 496,737 | $ 225,443 | $ 5,635,800 | 100.0 % |
| % of Total | | 54.1 % | 10.2 % | 22.9 % | 8.8 % | 4.0 % | 100.0 % | |

[1] Investment balance in Canada is based on the exchange rate as of December 31, 2023 of $0.7546 per 1 CAD.

11 SABRA 4Q 2023 SUPPLEMENTAL INFORMATION December 31, 2023

SABRA
PORTFOLIO
Triple-Net Lease Expirations

## Triple-Net Lease Expirations

Dollars in thousands
*As of December 31, 2023*

| | Skilled Nursing/ Transitional Care | Senior Housing - Leased | Behavioral Health | Specialty Hospitals and Other | Total Annualized Revenues | % of Total |
|---|---|---|---|---|---|---|
| 2024 | $ 6,276 | $ — | $ — | $ — | $ 6,276 | 1.8 % |
| 2025 | 6,311 | 2,515 | — | 1,495 | 10,321 | 2.9 % |
| 2026 | 16,834 | 1,242 | — | — | 18,076 | 5.1 % |
| 2027 | 24,308 | 4,237 | — | — | 28,545 | 8.1 % |
| 2028 | 20,964 | 6,205 | — | 3,490 | 30,659 | 8.7 % |
| 2029 | 47,705 | 4,907 | — | 6,138 | 58,750 | 16.7 % |
| 2030 | — | — | — | 3,158 | 3,158 | 0.9 % |
| 2031 | 68,811 | 5,601 | 1,558 | — | 75,970 | 21.5 % |
| 2032 | 5,785 | 1,667 | 32,821 | 3,749 | 44,022 | 12.5 % |
| 2033 | — | 3,015 | 5,311 | — | 8,326 | 2.4 % |
| Thereafter | 52,121 | 12,472 | 3,071 | 746 | 68,410 | 19.4 % |
| Total Annualized Revenues | $ 249,115 | $ 41,861 | $ 42,761 | $ 18,776 | $ 352,513 | 100.0 % |

12 SABRA 4Q 2023 SUPPLEMENTAL INFORMATION December 31, 2023

SABRA

INVESTMENTS

Summary

## Investment Activity

Dollars in thousands

| Investment | Initial Investment Date | Property Type | Number of Properties | Beds/Units | | 2023 Amounts Invested [1] | Expected Cash Yield |
|---|---|---|---|---|---|---|---|
| **Real Estate** | | | | | | | |
| Traditions at Camargo [2] | 02/01/23 | Senior Housing - Managed | 1 | 151 | $ | 48,025 | 8.00 % |
| Wickshire Norman | 02/01/23 | Senior Housing - Leased | 1 | 70 | | 3,250 | 8.00 % |
| Ignite Medical Resort Portfolio | 11/01/23 | Skilled Nursing/ Transitional Care | 2 | 228 | | 38,770 | 9.50 % |
| Additions to Real Estate [3] | Various | Multiple | N/A | N/A | | 34,342 | 8.70 % |
| Total Real Estate Investments | | | | | | 124,387 | 8.66 % |
| **Unconsolidated Joint Venture** | | | | | | | |
| Marlin Spring Joint Venture [4] | 02/20/23 | Senior Housing - Managed | 1 | 290 | | 18,939 | 8.00 % |
| **Preferred Equity** | | | | | | | |
| Preferred Equity Fundings | Various | Multiple | N/A | N/A | | 11,018 | 11.93 % |
| **Loans Receivable** | | | | | | | |
| Loans Receivable Fundings | Various | Multiple | N/A | N/A | | 11,755 | 9.29 % |
| **All Investments through December 31, 2023** | | | | | $ | 166,099 | 8.85 % |

(1) Excludes capitalized acquisition costs and origination fees.
(2) Amount invested reflects the gross investment, of which $4.6 million was used to repay our preferred equity investment.
(3) Excludes capital expenditures for the Senior Housing - Managed portfolio and recurring capital expenditures for the Triple-Net portfolio.
(4) Amount invested relates to the acquisition of one additional property and reflects Sabra's 85% pro rata share of the gross investment of CAD $30.0 million and is based on the exchange rate as of the investment date. In addition, the Marlin Spring Joint Venture financed and assumed an aggregate CAD $23.6 million of debt associated with this additional acquisition. Sabra's equity investment in the additional property was CAD $6.1 million.

13 SABRA 4Q 2023 SUPPLEMENTAL INFORMATION December 31, 2023

14 SABRA 4Q 2023 SUPPLEMENTAL INFORMATION December 31, 2023 CAPITALIZATION Overview Consolidated Debt Dollars in thousands As of December 31, 2023 Secured debt $ 48,143 Revolving credit facility 94,429 Term loans 543,190 Senior unsecured notes 1,750,000 Total 2,435,762 Deferred financing costs and premiums/discounts, net (21,659) Total, net $ 2,414,103 Revolving Credit Facility Dollars in thousands As of December 31, 2023 Credit facility availability $ 905,571 Credit facility capacity 1,000,000 Enterprise Value Dollars in thousands, except per share amounts As of December 31, 2023 Shares Outstanding   Price   Value Common stock 231,266,020 $ 14.27 $ 3,300,166 Consolidated Debt 2,435,762 Cash and cash equivalents (41,285) Consolidated Enterprise Value $ 5,694,643 Common Stock and Equivalents Weighted Average Common Shares Three Months Ended December 31, 2023 Year Ended December 31, 2023 EPS, FFO and Normalized FFO AFFO and Normalized AFFO EPS, FFO and Normalized FFO AFFO and Normalized AFFO Common stock 231,220,028 231,220,028 231,198,579 231,198,579 Common equivalents 4,812 4,812 4,812 4,812 Basic common and common equivalents 231,224,840 231,224,840 231,203,391 231,203,391 Dilutive securities: Restricted stock units 1,975,340 2,796,932 1,589,387 2,679,888 Diluted common and common equivalents 233,200,180 234,021,772 232,792,778 233,883,279

15 SABRA 4Q 2023 SUPPLEMENTAL INFORMATION December 31, 2023 CAPITALIZATION Indebtedness Fixed | Variable Rate Debt Dollars in thousands Weighted Average Effective Interest Rate (1)As of December 31, 2023 Principal     % of Total Fixed Rate Debt   Secured debt $ 48,143     3.34%   2.0 % Senior unsecured notes 1,750,000     4.04%   71.8 % Total fixed rate debt 1,798,143     4.02%   73.8 % Variable Rate Debt (2)   Revolving credit facility 94,429     6.57%   3.9 % Term loans 543,190 3.72% 22.3 % Total variable rate debt 637,619     4.14%   26.2 % Consolidated Debt $ 2,435,762     4.05%   100.0 % Secured | Unsecured Debt Dollars in thousands Weighted Average Effective Interest Rate (1)As of December 31, 2023 Principal     % of Total Secured Debt   Secured debt $ 48,143     3.34%   2.0 % Unsecured Debt Senior unsecured notes 1,750,000     4.04%   71.8 % Revolving credit facility 94,429     6.57%   3.9 % Term loans 543,190 3.72% 22.3 % Total unsecured debt 2,387,619     4.07%   98.0 % Consolidated Debt $ 2,435,762     4.05%   100.0% (1) Weighted average effective interest rate includes private mortgage insurance and impact of interest rate hedges. (2) Variable rate debt includes $430.0 million subject to interest rate swaps and interest rate collars that fix and set a cap and floor, respectively, for SOFR at a weighted average rate of 2.69%, and $113.2 million (CAD $150.0 million) subject to swap agreements that fix CDOR at 1.63% as of December 31, 2023. Excluding these amounts, variable rate debt was 3.9% of Consolidated Debt as of December 31, 2023.

SABRA

CAPITALIZATION

Debt Maturity

## Debt Maturity Schedule

| Dollars in thousands | Secured Debt | | Senior Unsecured Notes | | Term Loans | | Revolving Credit Facility [1] | | Consolidated Debt | |
|---|---|---|---|---|---|---|---|---|---|---|
| *As of December 31, 2023* | Principal | Rate [2] | Principal | Rate [2] | Principal | Rate [2] | Principal | Rate [2] | Principal | Rate [2] |
| 2024 | $ 2,033 | 2.85 % | $ — | — | $ — | — | $ — | — | $ 2,033 | 2.85 % |
| 2025 | 2,089 | 2.86 % | — | — | — | — | — | — | 2,089 | 2.86 % |
| 2026 | 2,147 | 2.86 % | 500,000 | 5.13 % | — | — | — | — | 502,147 | 5.12 % |
| 2027 | 2,206 | 2.87 % | 100,000 | 5.88 % | — | — | 94,429 | 6.57 % | 196,635 | 6.18 % |
| 2028 | 2,266 | 2.88 % | — | — | 543,190 | 6.72 % | — | — | 545,456 | 6.71 % |
| 2029 | 2,328 | 2.89 % | 350,000 | 3.90 % | — | — | — | — | 352,328 | 3.89 % |
| 2030 | 2,392 | 2.90 % | — | — | — | — | — | — | 2,392 | 2.90 % |
| 2031 | 2,093 | 2.92 % | 800,000 | 3.20 % | — | — | — | — | 802,093 | 3.20 % |
| 2032 | 1,887 | 2.92 % | — | — | — | — | — | — | 1,887 | 2.92 % |
| 2033 | 1,940 | 2.93 % | — | — | — | — | — | — | 1,940 | 2.93 % |
| Thereafter | 26,762 | 3.10 % | — | — | — | — | — | — | 26,762 | 3.10 % |
| Total | 48,143 | | 1,750,000 | | 543,190 | | 94,429 | | 2,435,762 | |
| Discount, net | — | | (4,258) | | — | | — | | (4,258) | |
| Deferred financing costs, net | (842) | | (10,489) | | (6,070) | | — | | (17,401) | |
| Total, net | $ 47,301 | | $1,735,253 | | $537,120 | | $ 94,429 | | $2,414,103 | |
| Wtd. avg. maturity/years | 21.0 | | 5.7 | | 4.0 | | 3.0 | | 5.5 | |
| Wtd. avg. interest rate [3] | 3.34 % | | 4.04 % | | 3.72 % | | 6.57 % | | 4.05 % | |

(1) Revolving Credit Facility is subject to two six-month extension options.
(2) Represents actual contractual interest rates excluding private mortgage insurance and impact of interest rate hedges.
(3) Weighted average interest rate includes private mortgage insurance and impact of interest rate hedges.

16 SABRA 4Q 2023 SUPPLEMENTAL INFORMATION December 31, 2023

17 SABRA 4Q 2023 SUPPLEMENTAL INFORMATION December 31, 2023 Key Credit Metrics (1) December 31, 2023 Net Debt to Adjusted EBITDA (2) 5.74x Interest Coverage (2) 4.12x Fixed Charge Coverage Ratio (2) 4.04x Total Debt/Asset Value 37 % Secured Debt/Asset Value 1 % Unencumbered Assets/Unsecured Debt 267 % Cost of Permanent Consolidated Debt (3) 3.95 % Unsecured Notes Ratings S&P (Stable outlook) BBB- Fitch (Stable outlook) BBB- Moody's (Stable outlook) Ba1 CAPITALIZATION Credit Metrics and Ratings (1) Key credit statistics (except Net Debt to Adjusted EBITDA) are calculated in accordance with the credit agreement relating to the revolving credit facility and the indentures relating to our senior unsecured notes. In addition, key credit statistics give effect to dispositions and acquisitions completed after the period presented as though such dispositions and acquisitions occurred at the beginning of the period. (2) Based on the trailing twelve-month period ended as of the date indicated. (3) Excludes revolving credit facility balance that had an interest rate of 6.57% as of December 31, 2023.

18 SABRA 4Q 2023 SUPPLEMENTAL INFORMATION December 31, 2023 2024 Full-Year Guidance   Diluted per share data Net income $ 0.53 — $ 0.57 FFO $ 1.33 — $ 1.37 Normalized FFO $ 1.34 — $ 1.38 AFFO $ 1.38 — $ 1.42 Normalized AFFO $ 1.39 — $ 1.43 FINANCIAL INFORMATION 2024 Outlook Earnings guidance above assumes no 2024 acquisition or disposition activity.

19 SABRA 4Q 2023 SUPPLEMENTAL INFORMATION December 31, 2023 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Statements of Income (Loss) Dollars in thousands, except per share data Three Months Ended December 31, Year Ended December 31,   2023 2022 2023 2022 Revenues: Rental and related revenues (1) $ 93,037 $ 103,318 $ 376,266 $ 400,586 Resident fees and services 61,256 52,699 236,153 186,672 Interest and other income 9,104 8,968 35,095 37,553       Total revenues 163,397 164,985 647,514 624,811     Expenses: Depreciation and amortization 42,876 49,927 183,087 187,782 Interest 27,940 27,898 112,964 105,471 Triple-net portfolio operating expenses 4,689 4,640 17,932 19,623 Senior housing - managed portfolio operating expenses 45,189 39,155 177,313 142,990 General and administrative 16,679 10,853 47,472 39,574 (Recovery of) provision for loan losses and other reserves (358) 153 191 141 Impairment of real estate 7,268 21,440 14,332 94,042       Total expenses 144,283 154,066 553,291 589,623     Other (expense) income: Loss on extinguishment of debt — — (1,541) (411) Other income (expense) 28 4 2,598 (1,097) Net loss on sales of real estate (732) (7,430) (76,625) (12,011) Total other expense (704) (7,426) (75,568) (13,519) Income before loss from unconsolidated joint ventures and income tax expense 18,410 3,493 18,655 21,669 Loss from unconsolidated joint ventures (761) (88,317) (2,897) (98,032) Income tax expense (493) (124) (2,002) (1,242) Net income (loss) $ 17,156 $ (84,948) $ 13,756 $ (77,605)     Net income (loss), per: Basic common share $ 0.07 $ (0.37) $ 0.06 $ (0.34)         Diluted common share $ 0.07 $ (0.37) $ 0.06 $ (0.34)         Weighted average number of common shares outstanding, basic 231,224,840 230,986,260 231,203,391 230,947,895   Weighted average number of common shares outstanding, diluted 233,200,180 230,986,260 232,792,778 230,947,895 (1) See page 20 for additional details regarding Rental and related revenues.

20 SABRA 4Q 2023 SUPPLEMENTAL INFORMATION December 31, 2023 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Statements of Income (Loss) - Supplemental Information Dollars in thousands Three Months Ended December 31, Year Ended December 31,   2023 2022 2023 2022 Cash rental income $ 87,233 $ 96,501 $ 352,277 $ 385,033 Straight-line rental income 1,693 1,219 5,392 8,261 Straight-line rental income receivable write-offs (1,004) — (2,514) (17,068) Above/below market lease amortization 1,229 1,569 5,821 6,299 Above/below market lease intangible write-offs — — — 326 Operating expense recoveries 3,886 4,029 15,290 17,735 Rental and related revenues $ 93,037 $ 103,318 $ 376,266 $ 400,586

21 SABRA 4Q 2023 SUPPLEMENTAL INFORMATION December 31, 2023 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Balance Sheets Dollars in thousands, except per share data December 31, 2023 December 31, 2022   (unaudited)   Assets Real estate investments, net of accumulated depreciation of $1,021,086 and $913,345 as of December 31, 2023 and December 31, 2022, respectively $ 4,617,261 $ 4,959,343 Loans receivable and other investments, net 420,624 411,396 Investment in unconsolidated joint ventures 136,843 134,962 Cash and cash equivalents 41,285 49,308 Restricted cash 5,434 4,624 Lease intangible assets, net 30,897 40,131 Accounts receivable, prepaid expenses and other assets, net 133,806 147,908 Total assets $ 5,386,150 $ 5,747,672 Liabilities Secured debt, net $ 47,301 $ 49,232 Revolving credit facility 94,429 196,982 Term loans, net 537,120 526,129 Senior unsecured notes, net 1,735,253 1,734,431 Accounts payable and accrued liabilities 136,981 142,259 Lease intangible liabilities, net 32,532 42,244 Total liabilities 2,583,616 2,691,277 Equity Preferred stock, $0.01 par value; 10,000,000 shares authorized, zero shares issued and outstanding as of December 31, 2023 and December 31, 2022 — — Common stock, $0.01 par value; 500,000,000 shares authorized, 231,266,020 and 231,009,295 shares issued and outstanding as of December 31, 2023 and December 31, 2022, respectively 2,313 2,310 Additional paid-in capital 4,494,755 4,486,967 Cumulative distributions in excess of net income (1,718,279) (1,451,945) Accumulated other comprehensive income 23,745 19,063 Total equity 2,802,534 3,056,395 Total liabilities and equity $ 5,386,150 $ 5,747,672

22 SABRA 4Q 2023 SUPPLEMENTAL INFORMATION December 31, 2023 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Statements of Cash Flows Dollars in thousands Year Ended December 31, 2023 2022 Cash flows from operating activities: Net income (loss) $ 13,756 $ (77,605) Adjustments to reconcile net income (loss) to net cash provided by operating activities: Depreciation and amortization 183,087 187,782 Non-cash rental and related revenues (8,699) 2,183 Non-cash interest income (372) (2,285) Non-cash interest expense 12,265 11,094 Stock-based compensation expense 7,917 7,453 Loss on extinguishment of debt 1,541 411 Provision for loan losses and other reserves 191 141 Net loss on sales of real estate 76,625 12,011 Impairment of real estate 14,332 94,042 Other-than-temporary impairment of unconsolidated joint ventures — 57,778 Loss from unconsolidated joint ventures 2,897 40,254 Distributions of earnings from unconsolidated joint ventures 3,469 — Other non-cash items (3,704) 2,167 Changes in operating assets and liabilities: Accounts receivable, prepaid expenses and other assets, net (11,078) (6,443) Accounts payable and accrued liabilities 8,344 (13,250) Net cash provided by operating activities 300,571 315,733 Cash flows from investing activities: Acquisition of real estate (78,530) (92,204) Origination and fundings of loans receivable (11,418) (23,812) Origination and fundings of preferred equity investments (11,023) (8,021) Additions to real estate (84,855) (54,473) Escrow deposits for potential investments — (780) Repayments of loans receivable 9,274 5,272 Repayments of preferred equity investments 5,460 5,376 Investment in unconsolidated joint ventures (5,235) (142,910) Net proceeds from the sales of real estate 247,622 87,304 Net proceeds from sales-type lease 25,490 — Deposits for potential sale of real estate — 8,000 Insurance proceeds 5,801 — Distributions in excess of earnings from unconsolidated joint ventures 544 — Net cash provided by (used in) investing activities 103,130 (216,248) Cash flows from financing activities: Net (repayments of) borrowings from revolving credit facility (104,338) 204,046 Proceeds from term loans 12,188 — Principal payments on term loans — (63,750) Principal payments on secured debt (1,979) (17,516) Payments of deferred financing costs (18,142) (20) Payment of contingent consideration (17,900) (2,500) Issuance of common stock, net (2,682) (4,810) Dividends paid on common stock (277,447) (277,157) Net cash used in financing activities (410,300) (161,707) Net decrease in cash, cash equivalents and restricted cash (6,599) (62,222) Effect of foreign currency translation on cash, cash equivalents and restricted cash (614) 268 Cash, cash equivalents and restricted cash, beginning of period 53,932 115,886 Cash, cash equivalents and restricted cash, end of period $ 46,719 $ 53,932

23 SABRA 4Q 2023 SUPPLEMENTAL INFORMATION December 31, 2023 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Statements of Cash Flows (Continued) Dollars in thousands Year Ended December 31, 2023 2022 Supplemental disclosure of cash flow information: Interest paid $ 102,409 $ 97,723 Income taxes paid $ 1,670 $ 1,657 Supplemental disclosure of non-cash investing activities: Decrease in loans receivable and other investments due to acquisition of real estate $ 4,644 $ 14,311

SABRA

FINANCIAL INFORMATION

FFO, Normalized FFO, AFFO and Normalized AFFO

## FFO, Normalized FFO, AFFO and Normalized AFFO

Dollars in thousands, except per share data

| | Three Months Ended December 31, 2023 | Three Months Ended December 31, 2022 | Year Ended December 31, 2023 | Year Ended December 31, 2022 |
|---|---|---|---|---|
| Net income (loss) | $ 17,156 | $ (84,948) | $ 13,756 | $ (77,605) |
| Add: | | | | |
| Depreciation and amortization of real estate assets | 42,876 | 49,927 | 183,087 | 187,782 |
| Depreciation, amortization and impairment of real estate assets related to unconsolidated joint ventures | 2,192 | 6,239 | 8,697 | 22,095 |
| Net loss on sales of real estate | 732 | 7,430 | 76,625 | 12,011 |
| Net gain on sales of real estate related to unconsolidated joint ventures | — | — | — | (220) |
| Impairment of real estate | 7,268 | 21,440 | 14,332 | 94,042 |
| Other-than-temporary impairment of unconsolidated joint ventures | — | 57,778 | — | 57,778 |
| FFO | $ 70,224 | $ 57,866 | $ 296,497 | $ 295,883 |
| Write-offs of cash and straight-line rental income receivable and lease intangibles | 1,030 | — | 2,519 | 15,831 |
| Lease termination income | — | (139) | — | (2,477) |
| Loss on extinguishment of debt | — | — | 1,541 | 411 |
| (Recovery of) provision for loan losses and other reserves | (358) | 153 | 191 | 141 |
| Deferred tax valuation allowance related to unconsolidated joint ventures | — | 19,613 | — | 19,613 |
| Support payments paid to joint venture manager (1) | — | 6,370 | — | 12,250 |
| Other normalizing items (2) | 4,551 | 842 | 1,546 | 3,428 |
| Normalized FFO | $ 75,447 | $ 84,705 | $ 302,294 | $ 345,080 |
| FFO | $ 70,224 | $ 57,866 | $ 296,497 | $ 295,883 |
| Stock-based compensation expense | 2,449 | 2,086 | 7,917 | 7,453 |
| Non-cash rental and related revenues | (1,918) | (2,787) | (8,699) | 2,183 |
| Non-cash interest income | 8 | (602) | (372) | (2,285) |
| Non-cash interest expense | 3,086 | 2,794 | 12,265 | 11,094 |
| Non-cash portion of loss on extinguishment of debt | — | — | 1,541 | 411 |
| (Recovery of) provision for loan losses and other reserves | (358) | 153 | 191 | 141 |
| Deferred tax valuation allowance related to unconsolidated joint ventures | — | 19,613 | — | 19,613 |
| Other adjustments related to unconsolidated joint ventures | 131 | (1,099) | 502 | (5,155) |
| Other adjustments (3) | 141 | 44 | 365 | 2,474 |
| AFFO | $ 73,763 | $ 78,068 | $ 310,207 | $ 331,812 |
| Cash portion of lease termination income | — | (139) | — | (2,477) |
| Write-off of cash rental income | — | — | — | 71 |
| Support payments paid to joint venture manager (1) | — | 6,370 | — | 12,250 |
| Other normalizing items (2) | 4,536 | 827 | 1,485 | 1,077 |
| Normalized AFFO | $ 78,299 | $ 85,126 | $ 311,692 | $ 342,733 |
| Amounts per diluted common share: | | | | |
| Net income (loss) | $ 0.07 | $ (0.37) | $ 0.06 | $ (0.34) |
| FFO | $ 0.30 | $ 0.25 | $ 1.27 | $ 1.28 |
| Normalized FFO | $ 0.32 | $ 0.37 | $ 1.30 | $ 1.49 |
| AFFO | $ 0.32 | $ 0.34 | $ 1.33 | $ 1.43 |
| Normalized AFFO | $ 0.33 | $ 0.37 | $ 1.33 | $ 1.47 |
| Weighted average number of common shares outstanding, diluted: | | | | |
| Net income (loss) | 233,200,180 | 230,986,260 | 232,792,778 | 230,947,895 |
| FFO and Normalized FFO | 233,200,180 | 232,059,703 | 232,792,778 | 231,851,542 |
| AFFO and Normalized AFFO | 234,021,772 | 232,868,137 | 233,883,279 | 232,784,543 |

(1) Funding for support payments did not require capital contributions from Sabra but rather were funded with proceeds received by our Enlivant unconsolidated joint venture from TPG for the issuance of senior preferred interests.

(2) Other normalizing items for FFO and AFFO for the three months ended December 31, 2023 include a $3.8 million catch-up adjustment related to changes in performance-based assumptions on management's compensation. Other normalizing items for FFO and AFFO for the year ended December 31, 2023 include $3.7 million of gain on insurance proceeds and $1.6 million of transition expenses related to the transition of 14 Senior Housing - Managed communities to new operators. Other normalizing items for FFO for the year ended December 31, 2022 include $2.2 million of foreign currency transaction loss related to our Canadian borrowings. In addition, other normalizing items for FFO and AFFO include triple-net operating expenses, net of recoveries and certain adjustments for amounts recorded in the current period that relate to a prior period.

(3) Other adjustments for the year ended December 31, 2022 includes $2.2 million of foreign currency transaction loss related to our Canadian borrowings.

24 SABRA 4Q 2023 SUPPLEMENTAL INFORMATION December 31, 2023

25 SABRA 4Q 2023 SUPPLEMENTAL INFORMATION December 31, 2023 FINANCIAL INFORMATION Components of Net Asset Value (NAV) As of December 31, 2023 (1) Amounts represent principal amounts due and exclude deferred financing costs, net and premiums/discounts, net. (2) Includes balances that impact cash or NOI and excludes non-cash items. Annualized Cash NOI Dollars in thousands Skilled Nursing/Transitional Care $ 249,115 Senior Housing - Leased 41,861 Senior Housing - Managed Consolidated Portfolio 64,482 Senior Housing - Managed Unconsolidated Portfolio 9,702 Behavioral Health 42,761 Specialty Hospitals and Other 18,776 Annualized Cash NOI (excluding loans receivable and other investments) $ 426,697 Obligations Dollars in thousands Secured debt (1) $ 48,143 Senior unsecured notes (1) 1,750,000 Revolving credit facility 94,429 Term loans (1) 543,190 Sabra’s share of unconsolidated joint venture debt 74,673 Total Debt 2,510,435 Add (less): Cash and cash equivalents and restricted cash (46,719) Sabra’s share of unconsolidated joint venture cash and cash equivalents and restricted cash (3,806) Accounts payable and accrued liabilities (2) 122,469 Net obligations $ 2,582,379 Other Assets Dollars in thousands Loans receivable and other investments, net $ 420,624 Accounts receivable, prepaid expenses and other assets, net (2) 28,818 Total other assets $ 449,442 Common Shares Outstanding Total shares 231,266,020 We disclose components of our business relevant to calculate NAV. We consider NAV to be a useful supplemental measure that assists both management and investors to estimate the fair value of our Company. The calculation of NAV involves significant estimates and can be calculated using various methods. Each individual investor must determine the specific methodology, assumptions and estimates to use to arrive at an estimated NAV of the Company. The components of NAV do not consider potential changes in our investment portfolio. The components include non-GAAP financial measures, such as Cash NOI. Although these measures are not presented in accordance with GAAP, investors can use these non-GAAP financial measures as supplemental information to evaluate our business.

26 SABRA 4Q 2023 SUPPLEMENTAL INFORMATION December 31, 2023 APPENDIX Disclaimer Disclaimer This supplement contains “forward-looking” information as that term is defined in the Private Securities Litigation Reform Act of 1995. Any statements that do not relate to historical or current facts or matters are forward-looking statements. Examples of forward-looking statements include all statements regarding our expected future financial position (including our earnings guidance for 2024, as well as the assumptions set forth therein), results of operations, cash flows, liquidity, business strategy, growth opportunities, potential investments, and plans and objectives for future operations. You can identify some of the forward-looking statements by the use of forward-looking words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "should," "may" and other similar expressions, although not all forward-looking statements contain these identifying words. Our actual results may differ materially from those projected or contemplated by our forward-looking statements as a result of various factors, including, among others, the following: increased labor costs and historically low unemployment; increases in market interest rates and inflation; pandemics or epidemics, including COVID-19, and the related impact on our tenants, borrowers and Senior Housing - Managed communities; operational risks with respect to our Senior Housing - Managed communities; competitive conditions in our industry; the loss of key management personnel; uninsured or underinsured losses affecting our properties; potential impairment charges and adjustments related to the accounting of our assets; the potential variability of our reported rental and related revenues as a result of Accounting Standards Update (“ASU”) 2016-02, Leases, as amended by subsequent ASUs; risks associated with our investment in our unconsolidated joint ventures; catastrophic weather and other natural or man-made disasters, the effects of climate change on our properties and a failure to implement sustainable and energy-efficient measures; increased operating costs and competition for our tenants, borrowers and Senior Housing - Managed communities; increased healthcare regulation and enforcement; our tenants’ dependency on reimbursement from governmental and other third-party payor programs; the effect of our tenants, operators or borrowers declaring bankruptcy or becoming insolvent; our ability to find replacement tenants and the impact of unforeseen costs in acquiring new properties; the impact of litigation and rising insurance costs on the business of our tenants; the impact of required regulatory approvals of transfers of healthcare properties; environmental compliance costs and liabilities associated with real estate properties we own; our tenants’, borrowers' or operators’ failure to adhere to applicable privacy and data security laws, or a material breach of our or our tenants’, borrowers' or operators’ information technology; our concentration in the healthcare property sector, particularly in skilled nursing/transitional care facilities and senior housing communities, which makes our profitability more vulnerable to a downturn in a specific sector than if we were investing in multiple industries; the significant amount of and our ability to service our indebtedness; covenants in our debt agreements that may restrict our ability to pay dividends, make investments, incur additional indebtedness and refinance indebtedness on favorable terms; adverse changes in our credit ratings; our ability to make dividend distributions at expected levels; our ability to raise capital through equity and debt financings; changes and uncertainty in macroeconomic conditions and disruptions in the financial markets; risks associated with our ownership of property outside the U.S., including currency fluctuations; the relatively illiquid nature of real estate investments; our ability to maintain our status as a real estate investment trust (“REIT”) under the federal tax laws; compliance with REIT requirements and certain tax and tax regulatory matters related to our status as a REIT; changes in tax laws and regulations affecting REITs; the ownership limits and takeover defenses in our governing documents and under Maryland law, which may restrict change of control or business combination opportunities; and the exclusive forum provisions in our bylaws. Additional information concerning risks and uncertainties that could affect our business can be found in our filings with the Securities and Exchange Commission (the “SEC”), including in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2023. We do not intend, and we undertake no obligation, to update any forward-looking information to reflect events or circumstances after the date of this supplement or to reflect the occurrence of unanticipated events, unless required by law to do so. Note Regarding Non-GAAP Financial Measures This supplement includes the following financial measures defined as non-GAAP financial measures by the SEC: net operating income (“NOI”), Cash NOI, funds from operations (“FFO”), Normalized FFO, Adjusted FFO (“AFFO”), Normalized AFFO, FFO per diluted common share, Normalized FFO per diluted common share, AFFO per diluted common share, Normalized AFFO per diluted common share and Adjusted EBITDA (defined below). These measures may be different than non-GAAP financial measures used by other companies, and the presentation of these measures is not intended to be considered in isolation or as a substitute for financial information prepared and presented in accordance with U.S. generally accepted accounting principles. An explanation of these non-GAAP financial measures is included under “Reporting Definitions” in this supplement and reconciliations of these non-GAAP financial measures to the GAAP financial measures we consider most comparable are included on the Investors section of our website at https://ir.sabrahealth.com/investors/ financials/quarterly-results. Tenant and Borrower Information This supplement includes information regarding our tenants that lease properties from us and our borrowers, most of which are not subject to SEC reporting requirements. The information related to our tenants and borrowers that is provided in this supplement has been provided by, or derived from information provided by, such tenants and borrowers. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only. Sabra Information The information in this supplemental information package should be read in conjunction with the Company's Annual Report on Form 10- K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the SEC. The Reporting Definitions and Reconciliations of Non-GAAP Measures are an integral part of the information presented herein. On Sabra’s website, www.sabrahealth.com, you can access, free of charge, Sabra's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as soon as reasonably practicable after such material is filed with, or furnished to, the SEC. The information contained on Sabra’s website is not incorporated by reference into, and should not be considered a part of, this supplemental information package. All material filed with the SEC can also be accessed through its website, www.sec.gov. For more information, contact Investor Relations at (888) 393-8248 or investorrelations@sabrahealth.com.

27 SABRA 4Q 2023 SUPPLEMENTAL INFORMATION December 31, 2023 APPENDIX Reporting Definitions Adjusted EBITDA* Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company's long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance. Annualized Cash Net Operating Income (“Annualized Cash NOI”)* The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses and non-cash revenues and expenses. Annualized Cash NOI excludes all other financial statement amounts included in net income. Annualized Revenues  The annual contractual rental revenues under leases and interest and other income generated by the Company’s loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries or additional rents and are adjusted to reflect actual payments received related to the twelve months ended at the end of the respective period for leases no longer accounted for on an accrual basis. Behavioral Health Includes behavioral hospitals that provide inpatient and outpatient care for patients with mental health conditions, chemical dependence or substance addictions and addiction treatment centers that provide treatment services for chemical dependence and substance addictions, which may include inpatient care, outpatient care, medical detoxification, therapy and counseling. Cash Net Operating Income (“Cash NOI”)*    The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Cash NOI as total revenues less operating expenses and non-cash revenues and expenses. Cash NOI excludes all other financial statement amounts included in net income. Cash NOI Margin Cash NOI Margin is calculated as Cash NOI divided by resident fees and services. Consolidated Debt  The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements. Consolidated Debt, Net The carrying amount of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness, as reported in the Company’s consolidated financial statements. Consolidated Enterprise Value The Company believes Consolidated Enterprise Value is an important measurement as it is a measure of a company’s value. The Company calculates Consolidated Enterprise Value as market equity capitalization plus Consolidated Debt. Market equity capitalization is calculated as (i) the number of shares of common stock multiplied by the closing price of the Company’s common stock on the last day of the period presented plus (ii) the number of shares of preferred stock multiplied by the closing price of the Company’s preferred stock on the last day of the period presented. Consolidated Enterprise Value includes the Company’s market equity capitalization and Consolidated Debt, less cash and cash equivalents. EBITDARM  Earnings before interest, taxes, depreciation, amortization, rent and management fees (“EBITDARM”) for a particular facility accruing to the operator/tenant of the property (not the Company), for the period presented. The Company uses EBITDARM in determining EBITDARM Coverage. EBITDARM has limitations as an analytical tool. EBITDARM does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments. In addition, EBITDARM does not represent a property’s net income or cash flows from operations and should not be considered an alternative to those indicators. The Company utilizes EBITDARM to evaluate the core operations of the properties by eliminating management fees, which may vary by operator/tenant and operating structure, and as a supplemental measure of the ability of the Company’s operators/tenants and relevant guarantors to generate sufficient liquidity to meet related obligations to the Company. EBITDARM Coverage  Represents the ratio of EBITDARM to cash rent for owned facilities (excluding Senior Housing - Managed communities) for the period presented. EBITDARM Coverage is a supplemental measure of a property’s ability to generate cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDARM. EBITDARM Coverage includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful.

28 SABRA 4Q 2023 SUPPLEMENTAL INFORMATION December 31, 2023 APPENDIX Reporting Definitions Funds From Operations (“FFO”) and Adjusted Funds from Operations (“AFFO”)*  The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company also believes that funds from operations, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“Nareit”), and adjusted funds from operations, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company’s operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, Nareit created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions and the Company’s share of gains or losses from real estate dispositions related to its unconsolidated joint ventures, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, plus the Company’s share of depreciation and amortization related to its unconsolidated joint ventures, and real estate impairment charges of both consolidated and unconsolidated entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. AFFO is defined as FFO excluding merger and acquisition costs, stock-based compensation expense, non-cash rental and related revenues, non-cash interest income, non-cash interest expense, non-cash portion of loss on extinguishment of debt, provision for loan losses and other reserves, non-cash lease termination income and deferred income taxes, as well as other non-cash revenue and expense items (including ineffectiveness gain/loss on derivative instruments, and non- cash revenue and expense amounts related to noncontrolling interests) and the Company’s share of non-cash adjustments related to its unconsolidated joint ventures. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company’s operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define AFFO differently than the Company does. Grant Income Grant income consists of funds specifically paid to communities in our Senior Housing - Managed portfolio from state or federal governments related to the pandemic and were incremental to the amounts that would have otherwise been received for providing care to residents. Investment Represents the carrying amount of real estate assets after adding back accumulated depreciation and amortization and excludes net intangible assets and liabilities. Market Capitalization Total common shares of Sabra outstanding multiplied by the closing price per common share as of a given period. Net Debt* The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements, net of cash and cash equivalents as reported in the Company’s consolidated financial statements. Net Debt to Adjusted EBITDA* Net Debt to Adjusted EBITDA is calculated as Net Debt divided by Annualized Adjusted EBITDA, which is Adjusted EBITDA, as adjusted for annualizing adjustments that give effect to the acquisitions and dispositions completed during the respective period as though such acquisitions and dispositions were completed as of the beginning of the period presented. Net Operating Income (“NOI”)*   The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income.

29 SABRA 4Q 2023 SUPPLEMENTAL INFORMATION December 31, 2023 APPENDIX Reporting Definitions Normalized FFO and Normalized AFFO* Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does. Occupancy Percentage Occupancy Percentage represents the facilities’ average operating occupancy for the period indicated. The percentages are calculated by dividing the actual census from the period presented by the available beds/units for the same period. Occupancy includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. REVPOR REVPOR represents the average revenues generated per occupied unit per month at Senior Housing - Managed communities for the period indicated. It is calculated as resident fees and services revenues, excluding Grant Income, divided by average monthly occupied unit days. REVPOR includes only Stabilized Facilities. Senior Housing  Senior Housing communities include independent living, assisted living, continuing care retirement and memory care communities. Senior Housing - Managed Senior Housing communities operated by third-party property managers pursuant to property management agreements. Skilled Mix  Skilled Mix is defined as the total Medicare and non-Medicaid managed care patient revenue at Skilled Nursing/Transitional Care facilities divided by the total revenues at Skilled Nursing/Transitional Care facilities for the period indicated. Skilled Mix includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Skilled Nursing/Transitional Care Skilled Nursing/Transitional Care facilities include skilled nursing, transitional care, multi-license designation and mental health facilities. Specialty Hospitals and Other Includes acute care, long-term acute care and rehabilitation hospitals, facilities that provide residential services, which may include assistance with activities of daily living, and other facilities not classified as Skilled Nursing/Transitional Care, Senior Housing or Behavioral Health. Stabilized Facility At the time of acquisition, the Company classifies each facility as either stabilized or non-stabilized. In addition, the Company may classify a facility as non-stabilized after acquisition. Circumstances that could result in a facility being classified as non-stabilized include newly completed developments, facilities undergoing major renovations or additions, facilities being repositioned or transitioned to new operators, and significant transitions within the tenants’ business model. Such facilities are typically reclassified to stabilized upon the earlier of maintaining consistent performance or 24 months after the date of classification as non-stabilized. Stabilized Facilities generally exclude (i) facilities held for sale, (ii) strategic disposition candidates, (iii) facilities being transitioned to a new operator, (iv) facilities being transitioned from being leased by the Company to being operated by the Company and (v) leased facilities acquired during the three months preceding the period presented. *Non-GAAP Financial Measures Reconciliations, definitions and important discussions regarding the usefulness and limitations of the Non-GAAP Financial Measures used in this supplement can be found at https://ir.sabrahealth.com/investors/financials/quarterly-results.